UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20                                        [WACHOVIA SECURITIES LOGO]
Classes A-4, A-PB, and A-7

Class A-4
                                         25% CPY, 30%      50% CPY, 30%      75% CPY, 30%     100% CPY, 30%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 12 months     for 12 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           101.4970             4.77              4.81              4.80              4.79              4.76
                              Spread            Spread            Spread            Spread            Spread
                                  28                29                29                28                27

                WAL             4.93              5.42              5.22              5.05              4.70
           Mod Durn             4.27              4.64              4.49              4.36              4.09
   Principal Window   Jul10 to Aug10    Jul10 to Jul11    Jul10 to Jul11    Jul10 to Feb11    Apr10 to Jun10

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

                CDR       0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity               40%               40%               40%               40%               40%
  Servicer Advances              100%              100%              100%              100%              100%
    Liquidation Lag               12                12                12                12                12
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
Class A-4
                        25% CPY, 50%      50% CPY, 50%      75% CPY, 50%     100% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 12 months     for 12 months     for 12 months
-------------------   ---------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield             Yield
           101.4970              4.83              4.82              4.80              4.76
                               Spread            Spread            Spread            Spread
                                   29                29                29                27

                WAL              5.82              5.56              5.23              4.70
           Mod Durn              4.93              4.73              4.49              4.09
   Principal Window    Jan11 to Jul11    Aug10 to Jul11    Aug10 to May11    Apr10 to Jun10

                2YR             3.938             3.938             3.938             3.938
                5YR             4.060             4.060             4.060             4.060
              10 YR             4.244             4.244             4.244             4.244

                CDR        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity                40%               40%               40%               40%
  Servicer Advances               100%              100%              100%              100%
    Liquidation Lag                12                12                12                12
Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

Class A-PB
                                         25% CPY, 30%      50% CPY, 30%      75% CPY, 30%     100% CPY, 30%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 12 months     for 12 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           100.4981             4.88              4.87              4.87              4.87              4.87
                              Spread            Spread            Spread            Spread            Spread
                                  28                29                29                29                30

                WAL             7.45              7.10              7.02              6.92              6.69
           Mod Durn             6.08              5.85              5.79              5.73              5.57
   Principal Window   Aug10 to Apr15    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Mar13

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

                CDR       0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity               40%               40%               40%               40%               40%
  Servicer Advances              100%              100%              100%              100%              100%
    Liquidation Lag               12                12                12                12                12
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
Class A-PB
                        25% CPY, 50%      50% CPY, 50%      75% CPY, 50%     100% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 12 months     for 12 months     for 12 months
-------------------   ---------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield             Yield
           100.4981              4.87              4.87              4.87              4.87
                               Spread            Spread            Spread            Spread
                                   29                29                29                30

                WAL              7.17              7.12              7.01              6.69
           Mod Durn              5.89              5.86              5.79              5.57
   Principal Window    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Mar13

                2YR             3.938             3.938             3.938             3.938
                5YR             4.060             4.060             4.060             4.060
              10 YR             4.244             4.244             4.244             4.244

                CDR        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity                40%               40%               40%               40%
  Servicer Advances               100%              100%              100%              100%
    Liquidation Lag                12                12                12                12
Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

Class A-7
                                         25% CPY, 30%      50% CPY, 30%      75% CPY, 30%     100% CPY, 30%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 12 months     for 12 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           100.4958             4.95              4.95              4.95              4.95              4.95
                              Spread            Spread            Spread            Spread            Spread
                                  27                27                28                28                28

                WAL             9.80              9.66              9.63              9.58              9.40
           Mod Durn             7.58              7.50              7.48              7.45              7.34
   Principal Window   Apr15 to Jul15    Jul13 to Jul15    Jul13 to Jul15    Jul13 to Jun15    Mar13 to Apr15

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

                CDR       0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity               40%               40%               40%               40%               40%
  Servicer Advances              100%              100%              100%              100%              100%
    Liquidation Lag               12                12                12                12                12
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
Class A-7
                        25% CPY, 50%      50% CPY, 50%      75% CPY, 50%     100% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 12 months     for 12 months     for 12 months
-------------------   ---------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield             Yield
           100.4958              4.95              4.95              4.95              4.95
                               Spread            Spread            Spread            Spread
                                   27                27                28                28

                WAL              9.68              9.64              9.59              9.40
           Mod Durn              7.51              7.49              7.46              7.34
   Principal Window    Jul13 to Jul15    Jul13 to Jul15    Jul13 to Jul15    Mar13 to Apr15

                2YR             3.938             3.938             3.938             3.938
                5YR             4.060             4.060             4.060             4.060
              10 YR             4.244             4.244             4.244             4.244

                CDR        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity                40%               40%               40%               40%
  Servicer Advances               100%              100%              100%              100%
    Liquidation Lag                12                12                12                12
Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20                                        [WACHOVIA SECURITIES LOGO]
Classes A-6A

                                         Class A-6A
                      ------------------------------------------------
              Price   0 CPY, No Ext.   0 CPY and 6 CDR          10 CPR
-------------------   --------------   ---------------   -------------
                               Yield             Yield           Yield
           100.4993             5.03              4.99            5.06
                              Spread            Spread          Spread
                                  31                33              36

                WAL             6.89              5.00            6.21
           Mod Durn             5.68              4.31            5.20
   Principal Window    Jul12 - Jul12     Jul10 - Mar11   Aug10 - Jul12

                2YR            4.091             4.091           4.091
                5YR            4.211             4.211           4.211
              10 YR            4.366             4.366           4.366

                CDR               NA                 6      0 for 24 2
      Loss Severity               NA                35%             40%
  Servicer Advances               NA               100%            100%
    Liquidation Lag               NA                12              12
Optional Redemption         Call (N)          Call (N)        Call (N)


Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20                                        [WACHOVIA SECURITIES LOGO]
Classes A-PB

Class A-PB

                                       0% CPY, Tollway   0% CPY, Tollway   0% CPY, Tollway
                                       and Rapp Extend   and Rapp Extend   and Rapp Extend
       Price          0 CPY, No Ext.      12 Months         24 Months         36 Months
-------------------   --------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield
           100.4957             5.08              5.09              5.09              5.09
                              Spread            Spread            Spread            Spread
                                  28                28                27                27

                WAL             7.45              7.62              7.77              7.77
           Mod Durn             6.03              6.14              6.23              6.23
   Principal Window   Aug10 to Apr15    Aug10 to Apr15    Aug10 to Apr15    Aug10 to Apr15

                2YR            4.137             4.137             4.137             4.137
                5YR            4.267             4.267             4.267             4.267
              10 YR            4.416             4.416             4.416             4.416

                CDR               NA                NA                NA                NA
      Loss Severity               NA                NA                NA                NA
  Servicer Advances               NA                NA                NA                NA
    Liquidation Lag               NA                NA                NA                NA
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)
Class A-PB                     Extends all Loans for Comparison
                      ---------------------------------------------------
                        0% CPY, 50%       0% CPY, 50%       0% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 24 months     for 36 months
-------------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield
           100.4957              5.08              5.08              5.08
                               Spread            Spread            Spread
                                   28                28                28

                WAL              7.47              7.47              7.46
           Mod Durn              6.04              6.04              6.03
   Principal Window    Aug10 to Apr15    Aug10 to Apr15    Aug10 to Apr15

                2YR             4.137             4.137             4.137
                5YR             4.267             4.267             4.267
              10 YR             4.416             4.416             4.416

                CDR                NA                NA                NA
      Loss Severity                NA                NA                NA
  Servicer Advances                NA                NA                NA
    Liquidation Lag                NA                NA                NA
Optional Redemption          Call (N)          Call (N)          Call (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20                                        [WACHOVIA SECURITIES LOGO]
Classes A-4

Class A-4                                                      Balloon Extension Scenarios
                                       ---------------------------------------------------------------------
                                          0 CPY, 30%        0 CPY, 50%        0 CPY, 30%        0 CPY, 50%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
              Price   0 CPY, No Ext.    for 12 months     for 12 months     for 24 months     for 24 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           101.4970             4.77              4.83              4.83              4.86              4.87
                              Spread            Spread            Spread            Spread            Spread
                                  28                29                29                30                30

                WAL             4.93              5.86              5.90              6.53              6.89
           Mod Durn             4.27              4.96              4.99              5.43              5.69
   Principal Window   Jul10 to Aug10    Aug10 to Jul11    Jul11 to Aug11    Aug10 to Jul12    Jul12 to Jul12

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

      Loss Severity               NA                NA                NA                NA                NA
  Servicer Advances               NA                NA                NA                NA                NA
    Liquidation Lag               NA                NA                NA                NA                NA
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
Class A-4                             Default Scenarios                 Prepayment Scenario
                      ------------------------------------------------  -------------------
                       0 CPY, 0 CDR     0 CPY, 0 CDR     0 CPY, 0 CDR
                       for 24 Mnths,    for 24 Mnths,    for 24 Mnths,
              Price     then 1 CDR       then 2 CDR       then 3 CDR         100% CPY
-------------------   --------------   --------------   --------------  -------------------
                               Yield            Yield            Yield              Yield
           101.4970             4.77             4.77             4.77               4.76
                              Spread           Spread           Spread             Spread
                                  28               28               28                 28

                WAL             4.92             4.91             4.90               4.73
           Mod Durn             4.26             4.25             4.25               4.11
   Principal Window   Jul10 to Aug10   Jul10 to Aug10   Jul10 to Aug10     Apr10 to Jul10

                2YR            3.938            3.938            3.938              3.938
                5YR            4.060            4.060            4.060              4.060
              10 YR            4.244            4.244            4.244              4.244

      Loss Severity               35%              35%              35%                NA
  Servicer Advances              100%             100%             100%                NA
    Liquidation Lag               12               12               12                 NA
Optional Redemption         Call (N)         Call (N)         Call (N)           Call (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20
Classes A-7                                           [WACHOVIA SECURITIES LOGO]

                                                                       Extend 10 Year Balloon Loans
                                      ----------------------------------------------------------------------------------------------
                                       0% CPY, 30%     0% CPY, 50%     0% CPY, 100%    0% CPY, 30%     0% CPY, 50%     0% CPY, 100%
                                         Balloons        Balloons        Balloons        Balloons        Balloons        Balloons
                                          Extend          Extend          Extend          Extend          Extend          Extend
        Price         0 CPY, No Ext.  for 12 months   for 12 months   for 12 months   for 24 months   for 24 months   for 24 months
--------------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
                               Yield           Yield           Yield           Yield           Yield           Yield           Yield
            100.4949            4.94            4.94            4.94            4.94            4.94            4.94            4.94
                              Spread          Spread          Spread          Spread          Spread          Spread          Spread
                                  26              26              26              26              26              26              26

                 WAL            9.80            9.80            9.80            9.80            9.80            9.80            9.80
            Mod Durn            7.59            7.59            7.59            7.59            7.59            7.59            7.59
    Principal Window  Apr15 to Jul15  Apr15 to Jul15  Apr15 to Jul15  Apr15 to Jul15  Apr15 to Jul15  Apr15 to Jul15  Apr15 to Jul15

                 2YR           3.938           3.938           3.938           3.938           3.938           3.938           3.938
                 5YR           4.060           4.060           4.060           4.060           4.060           4.060           4.060
               10 YR           4.244           4.244           4.244           4.244           4.244           4.244           4.244

                 CDR              NA              NA              NA              NA              NA              NA              NA
       Loss Severity              NA              NA              NA              NA              NA              NA              NA
   Servicer Advances              NA              NA              NA              NA              NA              NA              NA
     Liquidation Lag              NA              NA              NA              NA              NA              NA              NA
 Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20
Classes A-4, A-PB, and A-7                            [WACHOVIA SECURITIES LOGO]


Class A-4

                                        25% CPY, 30%      50% CPY, 30%      75% CPY, 30%      100% CPY, 30%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 12 months     for 12 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           101.4970             4.77              4.81              4.80              4.79              4.76
                              Spread            Spread            Spread            Spread            Spread
                                  28                29                29                28                27

                WAL             4.93              5.42              5.22              5.05              4.70
           Mod Durn             4.27              4.64              4.49              4.36              4.09
   Principal Window   Jul10 to Aug10    Jul10 to Jul11    Jul10 to Jul11    Jul10 to Feb11    Apr10 to Jun10

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

                CDR       0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity               40%               40%               40%               40%               40%
  Servicer Advances              100%              100%              100%              100%              100%
    Liquidation Lag               12                12                12                12                12
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
                       25% CPY, 50%      50% CPY, 50%      75% CPY, 50%      100% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 12 months     for 12 months     for 12 months
-------------------   ---------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield             Yield
           101.4970              4.83              4.82              4.80              4.76
                               Spread            Spread            Spread            Spread
                                   29                29                29                27

                WAL              5.82              5.56              5.23              4.70
           Mod Durn              4.93              4.73              4.49              4.09
   Principal Window    Jan11 to Jul11    Aug10 to Jul11    Aug10 to May11    Apr10 to Jun10

                2YR             3.938             3.938             3.938             3.938
                5YR             4.060             4.060             4.060             4.060
              10 YR             4.244             4.244             4.244             4.244

                CDR        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity                40%               40%               40%               40%
  Servicer Advances               100%              100%              100%              100%
    Liquidation Lag                12                12                12                12
Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

Class A-PB

                                        25% CPY, 30%      50% CPY, 30%      75% CPY, 30%      100% CPY, 30%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 12 months     for 12 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           101.4981             4.88              4.87              4.87              4.87              4.87
                              Spread            Spread            Spread            Spread            Spread
                                  28                29                29                29                30

                WAL             7.45              7.10              7.02              6.92              6.69
           Mod Durn             6.08              5.85              5.79              5.73              5.57
   Principal Window   Aug10 to Apr15    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Mar13

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

                CDR       0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity               40%               40%               40%               40%               40%
  Servicer Advances              100%              100%              100%              100%              100%
    Liquidation Lag               12                12                12                12                12
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
Class A-PB

                       25% CPY, 50%      50% CPY, 50%      75% CPY, 50%      100% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 12 months     for 12 months     for 12 months
-------------------   ---------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield             Yield
           101.4981              4.87              4.87              4.87              4.87
                               Spread            Spread            Spread            Spread
                                   29                29                29                30

                WAL              7.17              7.12              7.01              6.69
           Mod Durn              5.89              5.86              5.79              5.57
   Principal Window    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Jul13    Aug10 to Mar13

                2YR             3.938             3.938             3.938             3.938
                5YR             4.060             4.060             4.060             4.060
              10 YR             4.244             4.244             4.244             4.244

                CDR        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity                40%               40%               40%               40%
  Servicer Advances               100%              100%              100%              100%
    Liquidation Lag                12                12                12                12
Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

Class A-7

                                        25% CPY, 30%      50% CPY, 30%      75% CPY, 30%      100% CPY, 30%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 12 months     for 12 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           101.4958             4.95              4.95              4.95              4.95              4.95
                              Spread            Spread            Spread            Spread            Spread
                                  27                27                28                28                28

                WAL             9.80              9.66              9.63              9.58              9.40
           Mod Durn             7.58              7.50              7.48              7.45              7.34
   Principal Window   Apr15 to Jul15    Jul13 to Jul15    Jul13 to Jul15    Jul13 to Jun15    Mar13 to Apr15

                2YR            3.938             3.938             3.938             3.938             3.938
                5YR            4.060             4.060             4.060             4.060             4.060
              10 YR            4.244             4.244             4.244             4.244             4.244

                CDR       0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity               40%               40%               40%               40%               40%
  Servicer Advances              100%              100%              100%              100%              100%
    Liquidation Lag               12                12                12                12                12
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
Class A-7

                       25% CPY, 50%      50% CPY, 50%      75% CPY, 50%      100% CPY, 50%
                      Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price           for 12 months     for 12 months     for 12 months     for 12 months
-------------------   ---------------   ---------------   ---------------   ---------------
                                Yield             Yield             Yield             Yield
           101.4958              4.95              4.95              4.95              4.95
                               Spread            Spread            Spread            Spread
                                   27                27                28                28

                WAL              9.68              9.64              9.59              9.40
           Mod Durn              7.51              7.49              7.46              7.34
   Principal Window    Jul13 to Jul15    Jul13 to Jul15    Jul13 to Jul15    Mar13 to Apr15

                2YR             3.938             3.938             3.938             3.938
                5YR             4.060             4.060             4.060             4.060
              10 YR             4.244             4.244             4.244             4.244

                CDR        0 for 24 2        0 for 24 2        0 for 24 2        0 for 24 2
      Loss Severity                40%               40%               40%               40%
  Servicer Advances               100%              100%              100%              100%
    Liquidation Lag                12                12                12                12
Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20                                        [WACHOVIA SECURITIES LOGO]
Class A-4

Class A-4

                                        25% Extended     50% Extended     75% Extended    100% Extended
       Price          0 CPY, No Ext.    for 12 Mnths     for 12 Mnths     for 12 Mnths     for 12 Mnths
-------------------   --------------   --------------   --------------   --------------   --------------
                               Yield            Yield            Yield            Yield            Yield
           101.4970             4.77             4.82             4.83             4.83             4.83
                              Spread           Spread           Spread           Spread           Spread
                                  28               29               29               29               29

        WAL                     4.93             5.72             5.90             5.92             5.93
     Mod Durn                   4.27             4.85             4.99             5.00             5.01
 Principal Window     Jul10 to Aug10   Aug10 to Jul11   Jul11 to Aug11   Jul11 to Aug11   Jul11 to Aug11

        2YR                    3.938            3.938            3.938            3.938            3.938
        5YR                    4.060            4.060            4.060            4.060            4.060
       10 YR                   4.244            4.244            4.244            4.244            4.244

   Loss Severity                  NA               NA               NA               NA               NA
 Servicer Advances                NA               NA               NA               NA               NA
  Liquidation Lag                 NA               NA               NA               NA               NA
Optional Redemption         Call (N)         Call (N)         Call (N)         Call (N)         Call (N)


Class A-2

                                        25% Extended     50% Extended     75% Extended    100% Extended
       Price          0 CPY, No Ext.    for 12 Mnths     for 12 Mnths     for 12 Mnths     for 12 Mnths
-------------------   --------------   --------------   --------------   --------------   --------------
                               Yield            Yield            Yield            Yield            Yield
            98.4965             4.70             4.70             4.70             4.70             4.66
                              Spread           Spread           Spread           Spread           Spread
                                  21               21               21               21               12

        WAL                     4.88             4.88             4.89             4.89             5.84
     Mod Durn                   4.29             4.30             4.30             4.30             5.04
 Principal Window     Jun10 to Jul10   Jun10 to Jul10   Jun10 to Jul10   Jun10 to Jul10   Jun10 to Jul11

        2YR                    3.938            3.938            3.938            3.938            3.938
        5YR                    4.060            4.060            4.060            4.060            4.060
       10 YR                   4.244            4.244            4.244            4.244            4.244

   Loss Severity                  NA               NA               NA               NA               NA
 Servicer Advances                NA               NA               NA               NA               NA
  Liquidation Lag                 NA               NA               NA               NA               NA
Optional Redemption         Call (N)         Call (N)         Call (N)         Call (N)         Call (N)


Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT                               [WACHOVIA SECURITIES LOGO]
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBMCT 2005-C20
Loans Supporting Class A-2 through A-6                [WACHOVIA SECURITIES LOGO]

                                                                      Remaining
Loan Name                          Cut-Off Balance    Balloon Bal.      Term      Cut-Off LTV    DSCR    Bonds
--------------------------------   ---------------   --------------   ---------   -----------    ----   -------
Marriott Courtyard - Norfolk, VA     15,354,727.17    13,828,377.26          58         73.12%   1.41     A-2
Pasadena Crossroads                  11,500,000.00    10,986,779.47          58         56.45%   1.48     A-2
Depot Building                        5,075,000.00     5,075,000.00          58         79.92%   1.50     A-2
377-385 George Street                 2,800,000.00     2,800,000.00          58         80.00%   1.68     A-2
1000 & 1100 Wilson                  182,500,000.00   182,500,000.00          59         73.89%   1.48   A-2/A-3
1701 North Fort Myer                 86,500,000.00    86,500,000.00          59         75.88%   1.54     A-3
1101 Wilson                          84,500,000.00    84,500,000.00          59         69.83%   1.46     A-3
1400 Key & 1401 Wilson               67,100,000.00    67,100,000.00          59         69.18%   1.83     A-3
1501 & 1515 Wilson                   48,000,000.00    48,000,000.00          59         73.85%   1.60     A-3
1200 Wilson                          37,400,000.00    37,400,000.00          59         72.62%   1.75   A-3/A-4
Valley Centre                        29,134,000.00    29,134,000.00          59         64.60%   1.61     A-4
Overlake Fashion Plaza               15,045,000.00    15,045,000.00          59         73.39%   1.58     A-4
Memorial Collection                  14,267,000.00    14,267,000.00          59         79.70%   1.61     A-4
2990 Telestar Court                  12,000,000.00    12,000,000.00          59         70.59%   1.94     A-4
Apria Healthcare                      4,615,000.00     4,615,000.00          59         65.00%   1.75     A-4
Rite Aid - Bangor, ME                 2,763,000.00     2,763,000.00          59         63.52%   2.18     A-4
Cole Eckerd-Philadelphia, PA          2,691,000.00     2,691,000.00          59         64.84%   2.03     A-4
CVS - Independence, MO                2,521,000.00     2,521,000.00          59         65.06%   2.01     A-4
Eckerd - Murfreesboro, TN             2,303,000.00     2,303,000.00          59         64.87%   2.03     A-4
CVS - Duncanville, TX                 2,137,000.00     2,137,000.00          59         64.76%   2.01     A-4
Sherwin Williams - Angola, IN           709,000.00       709,000.00          59         63.30%   2.05     A-4
Sherwin Williams - Boardman, OH         595,000.00       595,000.00          59         62.63%   2.05     A-4
Sherwin Williams - Ashtabula, OH        493,000.00       493,000.00          59         61.63%   2.06     A-4
Extra Space Portfolio               100,000,000.00   100,000,000.00          60         80.00%   1.20     A-4
Festival at Woodholme                27,200,000.00    27,200,000.00          71         80.00%   1.66     A-5
Woodway Collection                   16,800,000.00    16,800,000.00          71         80.00%   1.61     A-5
Brentwood Commons                    13,011,000.00    13,011,000.00          71         79.58%   1.60     A-5
Navajo Shopping Center               10,200,000.00    10,200,000.00          71         77.27%   1.71     A-5
101 Avenue of the Americas           59,813,869.53    53,966,631.93          76         59.81%   1.70     A-5
200 Public Square                   115,000,000.00   108,265,677.23          83         75.71%   1.71     A-6
Auburn Village                       22,279,000.00    22,279,000.00          83         61.89%   1.57     A-6
Village Shopping Center              18,765,000.00    18,765,000.00          83         76.28%   1.55     A-6
Mariposa Shopping Center             17,085,000.00    17,085,000.00          83         56.95%   1.60     A-6
Southside Marketplace                16,588,000.00    16,588,000.00          83         78.99%   1.55     A-6
Stefko & Allen Street Pool           13,778,000.00    13,778,000.00          83         78.51%   1.58     A-6
Marriott Courtyard - Ewing, NJ       13,500,000.00    12,859,758.62          83         67.50%   1.51     A-6
Ashburn Farm Village                 12,093,000.00    12,093,000.00          83         74.46%   1.66     A-6
Elkridge Corners                     10,320,000.00    10,320,000.00          83         80.00%   1.58     A-6
Willow Lake West Shopping Center      9,680,000.00     9,680,000.00          83         80.00%   1.71     A-6
Stonebrook Plaza                      9,586,000.00     9,586,000.00          83         72.08%   1.60     A-6
30-40 Ramland Road                    8,491,094.35     7,534,976.06          83         75.14%   1.32     A-6
Walmart - Kansas City, MO             9,000,000.00     6,921,779.17          84         53.57%   1.49     A-6
Best Western Expo Inn                 4,213,264.82     3,190,884.67          84         53.33%   1.26     A-6









                                                    A-2            A-3            A-4             A-5            A-6
Loan Name                                       Balloon Bal.   Balloon Bal.   Balloon Bal.   Balloon Bal.    Balloon Bal.
--------------------------------                ------------   ------------   ------------   -------------   ------------
Marriott Courtyard - Norfolk, VA                  13,828,377
Pasadena Crossroads                               10,986,779
Depot Building                                     5,075,000
377-385 George Street                              2,800,000
1000 & 1100 Wilson                               112,799,713     69,700,287
1701 North Fort Myer                                             86,500,000
1101 Wilson                                                      84,500,000
1400 Key & 1401 Wilson                                           67,100,000
1501 & 1515 Wilson                                               48,000,000
1200 Wilson                                                       3,949,713     33,450,287
Valley Centre                                                                   29,134,000
Overlake Fashion Plaza                                                          15,045,000
Memorial Collection                                                             14,267,000
2990 Telestar Court                                                             12,000,000
Apria Healthcare                                                                 4,615,000
Rite Aid - Bangor, ME                                                            2,763,000
Cole Eckerd-Philadelphia, PA                                                     2,691,000
CVS - Independence, MO                                                           2,521,000
Eckerd - Murfreesboro, TN                                                        2,303,000
CVS - Duncanville, TX                                                            2,137,000
Sherwin Williams - Angola, IN                                                      709,000
Sherwin Williams - Boardman, OH                                                    595,000
Sherwin Williams - Ashtabula, OH                                                   493,000
Extra Space Portfolio                                                          100,000,000
Festival at Woodholme                                                                        27,200,000.00
Woodway Collection                                                                           16,800,000.00
Brentwood Commons                                                                            13,011,000.00
Navajo Shopping Center                                                                       10,200,000.00
101 Avenue of the Americas                                                                   53,966,631.93
200 Public Square                                                                                             108,265,677
Auburn Village                                                                                                 22,279,000
Village Shopping Center                                                                                        18,765,000
Mariposa Shopping Center                                                                                       17,085,000
Southside Marketplace                                                                                          16,588,000
Stefko & Allen Street Pool                                                                                     13,778,000
Marriott Courtyard - Ewing, NJ                                                                                 12,859,759
Ashburn Farm Village                                                                                           12,093,000
Elkridge Corners                                                                                               10,320,000
Willow Lake West Shopping Center                                                                                9,680,000
Stonebrook Plaza                                                                                                9,586,000
30-40 Ramland Road                                                                                              7,534,976
Walmart - Kansas City, MO                                                                                       6,921,779
Best Western Expo Inn                                                                                           3,190,885
                                   ----------   ------------   ------------   ------------   -------------   ------------
                                   Balloon       145,489,870    359,750,000    222,723,287     121,177,632    268,947,076
                                   Amort.          2,606,130              0      2,276,713            (632)         3,924
                                   ----------   ------------   ------------   ------------   -------------   ------------
                                   Total         148,096,000    359,750,000    225,000,000     121,177,000    268,951,000
                                   ==========   ============   ============   ============   =============   ============
                                   Loan Count              5              6             15               5             14
                                   ----------   ------------   ------------   ------------   -------------   ------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20                                        [WACHOVIA SECURITIES LOGO]
Classes A-4 and A-5


Class A-4

                                         0 CPY, 30%        0 CPY, 50%        0 CPY, 30%        0 CPY, 50%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 24 months     for 24 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           101.2745             4.97              5.02              5.02              5.05              5.06
                              Spread            Spread            Spread            Spread            Spread
                                  25                27                27                27                27

                WAL             4.93              5.89              5.90              6.57              6.89
           Mod Durn             4.25              4.96              4.96              5.43              5.66
   Principal Window   Jul10 to Aug10    Aug10 to Jul11    Jul11 to Aug11    Aug10 to Jul12    Jul12 to Jul12

                2YR            4.137             4.137             4.137             4.137             4.137
                5YR            4.267             4.267             4.267             4.267             4.267
              10 YR            4.416             4.416             4.416             4.416             4.416

      Loss Severity               NA                NA                NA                NA                NA
  Servicer Advances               NA                NA                NA                NA                NA
    Liquidation Lag               NA                NA                NA                NA                NA
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)

Class A-5

                                         0 CPY, 30%        0 CPY, 50%        0 CPY, 30%        0 CPY, 50%
                                       Balloons Extend   Balloons Extend   Balloons Extend   Balloons Extend
       Price          0 CPY, No Ext.    for 12 months     for 12 months     for 24 months     for 24 months
-------------------   --------------   ---------------   ---------------   ---------------   ---------------
                               Yield             Yield             Yield             Yield             Yield
           100.4986             5.03              5.04              5.04              5.05              5.05
                              Spread            Spread            Spread            Spread            Spread
                                  27                27                26                26                26

                WAL             6.08              6.34              6.51              6.89              6.89
           Mod Durn             5.11              5.29              5.41              5.68              5.68
   Principal Window   Jul11 to Dec11    Jul11 to Jul12    Aug11 to Jul12    Jul12 to Jul12    Jul12 to Jul12

                2YR            4.137             4.137             4.137             4.137             4.137
                5YR            4.267             4.267             4.267             4.267             4.267
              10 YR            4.416             4.416             4.416             4.416             4.416

      Loss Severity               NA                NA                NA                NA                NA
  Servicer Advances               NA                NA                NA                NA                NA
    Liquidation Lag               NA                NA                NA                NA                NA
Optional Redemption         Call (N)          Call (N)          Call (N)          Call (N)          Call (N)


Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank Securities, Merrill Lynch & Co., Goldman, Sachs & Co., or Nomura Securites, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2005-C20
$50MM 7 Year Bond

              Price       0 CPY          29 CPR         6.25 CDR      0 for 24 then 11 CDR   10 CPR, 3.8 CDR
-------------------   -------------   -------------   -------------   --------------------   ---------------
                              Yield           Yield           Yield                  Yield             Yield
           100.4939            5.07            5.16            5.05                   5.04              5.10
                             Spread          Spread          Spread                 Spread            Spread
                                 30              43              32                     32                37

                WAL            6.92            5.75            5.73                   5.59              5.70
           Mod Durn            5.69            4.86            4.85                   4.75              4.83
   Principal Window   Jul12 - Aug12   Jan11 - Jul11   Jan11 - Jul11          Jan11 - Jun11     Jan11 - Jul11

                2YR           4.128           4.128           4.128                  4.128             4.128
                5YR           4.248           4.248           4.248                  4.248             4.248
              10 YR           4.398           4.398           4.398                  4.398             4.398

      Loss Severity              NA              NA              35                     35                35
  Servicer Advances              NA              NA             100                    100               100
    Liquidation Lag              NA              NA              12                     12                12
Optional Redemption        Call (N)        Call (N)        Call (N)               Call (N)          Call (N)

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

WBCMT 2005-C20
$50MM 7 Year Bond

0 CPY

Period   Date        Principal       Interest        Cash Flow       Balance
------   ---------   -------------   -------------   -------------   -------------
Total                50,000,000.00   17,820,276.57   67,820,276.57
     0   23-Aug-05               0               0               0   50,000,000.00
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00
    65   15-Jan-11               0      213,875.00      213,875.00   50,000,000.00
    66   15-Feb-11               0      213,875.00      213,875.00   50,000,000.00
    67   15-Mar-11               0      213,875.00      213,875.00   50,000,000.00
    68   15-Apr-11               0      213,875.00      213,875.00   50,000,000.00
    69   15-May-11               0      213,875.00      213,875.00   50,000,000.00
    70   15-Jun-11               0      213,875.00      213,875.00   50,000,000.00
    71   15-Jul-11               0      213,875.00      213,875.00   50,000,000.00
    72   15-Aug-11               0      213,875.00      213,875.00   50,000,000.00
    73   15-Sep-11               0      213,875.00      213,875.00   50,000,000.00
    74   15-Oct-11               0      213,875.00      213,875.00   50,000,000.00
    75   15-Nov-11               0      213,875.00      213,875.00   50,000,000.00
    76   15-Dec-11               0      213,875.00      213,875.00   50,000,000.00
    77   15-Jan-12               0      213,875.00      213,875.00   50,000,000.00
    78   15-Feb-12               0      213,875.00      213,875.00   50,000,000.00
    79   15-Mar-12               0      213,875.00      213,875.00   50,000,000.00
    80   15-Apr-12               0      213,875.00      213,875.00   50,000,000.00
    81   15-May-12               0      213,875.00      213,875.00   50,000,000.00
    82   15-Jun-12               0      213,875.00      213,875.00   50,000,000.00
    83   15-Jul-12   33,950,537.98      213,875.00   34,164,412.98   16,049,462.02
    84   15-Aug-12   16,049,462.02       68,651.57   16,118,113.60               0

29 CPR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   15,171,606.63   65,171,606.63                       363,053.56
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11    4,120,952.34      273,419.52    4,394,371.86   45,879,047.66        59,544.52
    66   15-Feb-11    4,424,460.14      258,104.81    4,682,564.96   41,454,587.52        61,857.19
    67   15-Mar-11    4,207,598.29      228,873.95    4,436,472.24   37,246,989.23        51,551.95
    68   15-Apr-11    4,154,022.22      208,622.59    4,362,644.81   33,092,967.00        49,298.59
    69   15-May-11    3,997,892.92      185,648.19    4,183,541.11   29,095,074.08        44,093.02
    70   15-Jun-11    3,899,258.07      167,237.34    4,066,495.42   25,195,816.00        42,783.16
    71   15-Jul-11   25,195,816.00      161,700.23   25,357,516.24               0        53,925.13

6.25 CDR

Period        Date   Principal       Interest        Cash Flow       Balance
------   ---------   -------------   -------------   -------------   -------------
Total                50,000,000.00   14,762,111.67   64,762,111.67
     0   23-Aug-05               0               0               0   50,000,000.00
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00
    65   15-Jan-11    1,912,779.85      213,875.00    2,126,654.85   48,087,220.15
    66   15-Feb-11    5,962,850.87      205,693.08    6,168,543.96   42,124,369.27
    67   15-Mar-11    5,713,205.37      180,186.99    5,893,392.36   36,411,163.90
    68   15-Apr-11    5,849,832.90      155,748.75    6,005,581.65   30,561,331.00
    69   15-May-11    5,729,025.81      130,726.09    5,859,751.90   24,832,305.19
    70   15-Jun-11    5,741,350.03      106,220.19    5,847,570.21   19,090,955.16
    71   15-Jul-11   19,090,955.16       81,661.56   19,172,616.72               0

0 for 24 then 11 CDR

Period        Date   Principal       Interest        Cash Flow       Balance
------   ---------   -------------   -------------   -------------   -------------
Total                50,000,000.00   14,391,566.97   64,391,566.97
     0   23-Aug-05               0               0               0   50,000,000.00
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00
    65   15-Jan-11    5,018,284.37      213,875.00    5,232,159.37   44,981,715.63
    66   15-Feb-11   11,257,097.51      192,409.29   11,449,506.80   33,724,618.12
    67   15-Mar-11   10,912,169.00      144,257.05   11,056,426.05   22,812,449.12
    68   15-Apr-11   10,958,781.92       97,580.25   11,056,362.17   11,853,667.20
    69   15-May-11   10,745,236.32       50,704.06   10,795,940.38    1,108,430.88
    70   15-Jun-11    1,108,430.88        4,741.31    1,113,172.20               0

10 CPR, 3.8 CDR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   14,871,074.75   64,871,074.75                       181,512.40
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11    4,676,959.85      240,825.38    4,917,785.24   45,323,040.15        26,950.38
    66   15-Feb-11    5,979,431.31      227,338.36    6,206,769.67   39,343,608.84        33,469.06
    67   15-Mar-11    5,768,703.80      197,473.79    5,966,177.59   33,574,905.04        29,181.50
    68   15-Apr-11    5,859,202.44      171,855.75    6,031,058.19   27,715,702.60        28,239.09
    69   15-May-11    5,749,352.60      144,694.23    5,894,046.83   21,966,350.01        26,140.31
    70   15-Jun-11    5,743,293.35      119,797.49    5,863,090.83   16,223,056.66        25,836.42
    71   15-Jul-11   16,223,056.66       81,089.75   16,304,146.41               0        11,695.62

10 CPR, 0 for 24 then 6.50 CDR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   14,731,180.38   64,731,180.38                       165,946.04
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11    1,838,092.89      221,427.23    2,059,520.12   48,161,907.11         7,552.23
    66   15-Feb-11    9,109,160.12      242,368.49    9,351,528.61   39,052,746.99        36,355.93
    67   15-Mar-11    8,858,081.12      199,601.23    9,057,682.35   30,194,665.86        32,553.10
    68   15-Apr-11    8,902,668.49      159,715.46    9,062,383.95   21,291,997.37        30,557.77
    69   15-May-11    8,750,685.09      119,590.28    8,870,275.37   12,541,312.29        28,513.76
    70   15-Jun-11    8,702,857.27       81,518.64    8,784,375.91    3,838,455.02        27,873.18
    71   15-Jul-11    3,838,455.02       18,959.06    3,857,414.08               0         2,540.07

10 CPR, 0 for 12 then 4.85 CDR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   14,756,739.70   64,756,739.70                       187,048.37
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11    6,444,613.37      246,092.00    6,690,705.37   43,555,386.63        32,217.00
    66   15-Feb-11    7,160,276.06      221,077.51    7,381,353.58   36,395,110.57        34,769.35
    67   15-Mar-11    6,934,617.09      186,373.88    7,120,990.96   29,460,493.48        30,693.79
    68   15-Apr-11    7,010,565.21      155,315.78    7,165,880.99   22,449,928.27        29,298.52
    69   15-May-11    6,885,888.15      123,255.99    7,009,144.14   15,564,040.12        27,226.42
    70   15-Jun-11    6,865,952.99       93,353.95    6,959,306.94    8,698,087.13        26,778.77
    71   15-Jul-11    8,698,087.13       43,270.59    8,741,357.71               0         6,064.52

4 CPR, 5.25 CDR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   14,776,834.55   64,776,834.55                        78,137.11
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11    4,137,018.68      224,135.90    4,361,154.58   45,862,981.32        10,260.90
    66   15-Feb-11    6,053,468.26      210,815.36    6,264,283.62   39,809,513.06        14,636.46
    67   15-Mar-11    5,822,822.17      183,100.51    6,005,922.68   33,986,690.88        12,815.32
    68   15-Apr-11    5,944,638.84      157,874.98    6,102,513.81   28,042,052.04        12,496.91
    69   15-May-11    5,831,566.03      131,572.53    5,963,138.56   22,210,486.01        11,622.66
    70   15-Jun-11    5,839,932.29      106,548.99    5,946,481.28   16,370,553.72        11,543.63
    71   15-Jul-11   16,370,553.72       74,786.29   16,445,340.01               0         4,761.24

4 CPR, 0 for 24 then 9 CDR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   14,598,960.47   64,598,960.47                        69,369.24
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11      316,352.05      214,379.21      530,731.25   49,683,647.95           504.21
    66   15-Feb-11   10,347,260.45      228,608.43   10,575,868.88   39,336,387.51        16,086.63
    67   15-Mar-11   10,051,094.08      182,811.59   10,233,905.67   29,285,293.42        14,550.19
    68   15-Apr-11   10,102,481.38      138,915.54   10,241,396.92   19,182,812.04        13,647.70
    69   15-May-11    9,922,564.74       94,864.00   10,017,428.74    9,260,247.31        12,809.53
    70   15-Jun-11    9,260,247.31       51,381.69    9,311,629.00               0        11,770.99

4 CPR, 0 for 12 then 6.70 CDR

Period        Date   Principal       Interest        Cash Flow       Balance         Prepay Penalty
------   ---------   -------------   -------------   -------------   -------------   --------------
Total                50,000,000.00   14,633,738.96   64,633,738.96                        80,238.98
     0   23-Aug-05               0               0               0   50,000,000.00                0
     1   15-Sep-05               0      213,875.00      213,875.00   50,000,000.00                0
     2   15-Oct-05               0      213,875.00      213,875.00   50,000,000.00                0
     3   15-Nov-05               0      213,875.00      213,875.00   50,000,000.00                0
     4   15-Dec-05               0      213,875.00      213,875.00   50,000,000.00                0
     5   15-Jan-06               0      213,875.00      213,875.00   50,000,000.00                0
     6   15-Feb-06               0      213,875.00      213,875.00   50,000,000.00                0
     7   15-Mar-06               0      213,875.00      213,875.00   50,000,000.00                0
     8   15-Apr-06               0      213,875.00      213,875.00   50,000,000.00                0
     9   15-May-06               0      213,875.00      213,875.00   50,000,000.00                0
    10   15-Jun-06               0      213,875.00      213,875.00   50,000,000.00                0
    11   15-Jul-06               0      213,875.00      213,875.00   50,000,000.00                0
    12   15-Aug-06               0      213,875.00      213,875.00   50,000,000.00                0
    13   15-Sep-06               0      213,875.00      213,875.00   50,000,000.00                0
    14   15-Oct-06               0      213,875.00      213,875.00   50,000,000.00                0
    15   15-Nov-06               0      213,875.00      213,875.00   50,000,000.00                0
    16   15-Dec-06               0      213,875.00      213,875.00   50,000,000.00                0
    17   15-Jan-07               0      213,875.00      213,875.00   50,000,000.00                0
    18   15-Feb-07               0      213,875.00      213,875.00   50,000,000.00                0
    19   15-Mar-07               0      213,875.00      213,875.00   50,000,000.00                0
    20   15-Apr-07               0      213,875.00      213,875.00   50,000,000.00                0
    21   15-May-07               0      213,875.00      213,875.00   50,000,000.00                0
    22   15-Jun-07               0      213,875.00      213,875.00   50,000,000.00                0
    23   15-Jul-07               0      213,875.00      213,875.00   50,000,000.00                0
    24   15-Aug-07               0      213,875.00      213,875.00   50,000,000.00                0
    25   15-Sep-07               0      213,875.00      213,875.00   50,000,000.00                0
    26   15-Oct-07               0      213,875.00      213,875.00   50,000,000.00                0
    27   15-Nov-07               0      213,875.00      213,875.00   50,000,000.00                0
    28   15-Dec-07               0      213,875.00      213,875.00   50,000,000.00                0
    29   15-Jan-08               0      213,875.00      213,875.00   50,000,000.00                0
    30   15-Feb-08               0      213,875.00      213,875.00   50,000,000.00                0
    31   15-Mar-08               0      213,875.00      213,875.00   50,000,000.00                0
    32   15-Apr-08               0      213,875.00      213,875.00   50,000,000.00                0
    33   15-May-08               0      213,875.00      213,875.00   50,000,000.00                0
    34   15-Jun-08               0      213,875.00      213,875.00   50,000,000.00                0
    35   15-Jul-08               0      213,875.00      213,875.00   50,000,000.00                0
    36   15-Aug-08               0      213,875.00      213,875.00   50,000,000.00                0
    37   15-Sep-08               0      213,875.00      213,875.00   50,000,000.00                0
    38   15-Oct-08               0      213,875.00      213,875.00   50,000,000.00                0
    39   15-Nov-08               0      213,875.00      213,875.00   50,000,000.00                0
    40   15-Dec-08               0      213,875.00      213,875.00   50,000,000.00                0
    41   15-Jan-09               0      213,875.00      213,875.00   50,000,000.00                0
    42   15-Feb-09               0      213,875.00      213,875.00   50,000,000.00                0
    43   15-Mar-09               0      213,875.00      213,875.00   50,000,000.00                0
    44   15-Apr-09               0      213,875.00      213,875.00   50,000,000.00                0
    45   15-May-09               0      213,875.00      213,875.00   50,000,000.00                0
    46   15-Jun-09               0      213,875.00      213,875.00   50,000,000.00                0
    47   15-Jul-09               0      213,875.00      213,875.00   50,000,000.00                0
    48   15-Aug-09               0      213,875.00      213,875.00   50,000,000.00                0
    49   15-Sep-09               0      213,875.00      213,875.00   50,000,000.00                0
    50   15-Oct-09               0      213,875.00      213,875.00   50,000,000.00                0
    51   15-Nov-09               0      213,875.00      213,875.00   50,000,000.00                0
    52   15-Dec-09               0      213,875.00      213,875.00   50,000,000.00                0
    53   15-Jan-10               0      213,875.00      213,875.00   50,000,000.00                0
    54   15-Feb-10               0      213,875.00      213,875.00   50,000,000.00                0
    55   15-Mar-10               0      213,875.00      213,875.00   50,000,000.00                0
    56   15-Apr-10               0      213,875.00      213,875.00   50,000,000.00                0
    57   15-May-10               0      213,875.00      213,875.00   50,000,000.00                0
    58   15-Jun-10               0      213,875.00      213,875.00   50,000,000.00                0
    59   15-Jul-10               0      213,875.00      213,875.00   50,000,000.00                0
    60   15-Aug-10               0      213,875.00      213,875.00   50,000,000.00                0
    61   15-Sep-10               0      213,875.00      213,875.00   50,000,000.00                0
    62   15-Oct-10               0      213,875.00      213,875.00   50,000,000.00                0
    63   15-Nov-10               0      213,875.00      213,875.00   50,000,000.00                0
    64   15-Dec-10               0      213,875.00      213,875.00   50,000,000.00                0
    65   15-Jan-11    5,859,024.40      225,908.06    6,084,932.46   44,140,975.60        12,033.06
    66   15-Feb-11    7,657,601.72      204,148.34    7,861,750.06   36,483,373.88        15,335.32
    67   15-Mar-11    7,403,972.26      169,701.04    7,573,673.29   29,079,401.62        13,643.41
    68   15-Apr-11    7,503,977.27      137,451.40    7,641,428.67   21,575,424.35        13,064.26
    69   15-May-11    7,368,311.95      104,497.07    7,472,809.02   14,207,112.40        12,208.19
    70   15-Jun-11    7,355,591.18       72,816.12    7,428,407.30    6,851,521.22        12,045.20
    71   15-Jul-11    6,851,521.22       31,216.93    6,882,738.15               0         1,909.55